UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material Pursuant to Section240.14a-12

MOUNTAIN CREST ACQUISITION CORP

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i) (1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11 (a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.

(3)	Filing Party:

(4)	Date Filed:

Important Information About the Proposed Business Combination and Where To Find It

In connection with the proposed business combination described herein (the “Business Combination”), Mountain Crest Acquisition Corp. (“MCAC”) filed its definitive proxy statement filed on January 21, 2021 and the proxy supplement filed on February 2, 2021, with the Securities and Exchange Commission (the “SEC”), and intends to file additional relevant materials when available. INVESTORS AND STOCKHOLDERS OF MCAC ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE TRANSACTION THAT MCAC WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT MCAC, PEI (AS DEFINED BELOW) AND THE TRANSACTION. The definitive proxy statement, proxy supplement and other relevant materials in connection with the Business Combination (when they become available), and any other documents filed by MCAC with the SEC, may be obtained free of charge at the SEC’s website (www.sec.gov) or by visiting the investor relations section of www.mcacquisition.com.

Participants in the Solicitation

MCAC and its directors and executive officers may be deemed participants in the solicitation of proxies from MCAC’s stockholders with respect to the Business Combination. A list of the names of those directors and executive officers and a description of their interests in MCAC, and additional information regarding the interests of such participants are included in the definitive proxy statement for the proposed Business Combination and is available at www.sec.gov. Information about MCAC’s directors and executive officers and their ownership of MCAC common stock is set forth in MCAC’s prospectus, dated June 4, 2020, and in the definitive proxy statement, as modified or supplemented by any Form 3 or Form 4 filed with the SEC since the date of such filing. Other information regarding the interests of the participants in the proxy solicitation is included in the definitive proxy statement pertaining to the proposed Business Combination. These documents can be obtained free of charge from the sources indicated above.

Playboy Enterprises, Inc. (“PEI”) and its directors and executive officers may also be deemed to be participants in the solicitation of proxies from the stockholders of MCAC in connection with the proposed Business Combination. A list of the names of such directors and executive officers and information regarding their interests in the proposed Business Combination is included in the definitive proxy statement for the proposed Business Combination.

Forward-Looking Statements

The foregoing script contain certain “forward-looking statements” within the meaning of “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by words such as: “target,” “believe,” “expect,” “will,” “shall,” “may,” “anticipate,” “estimate,” “would,” “positioned,” “future,” “forecast,” “intend,” “plan,” “project” and other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. Examples of forward-looking statements include, among others, statements made in script regarding the proposed transactions contemplated by the agreement and plan of merger, dated as of September 30, 2020, by and among MCAC, PEI, MCAC Merger Sub Inc. and Suying Liu (as it may be amended and/or restated from time to time, the “Merger Agreement”), including the benefits of the Business Combination, integration plans, expected synergies and revenue opportunities, anticipated future financial and operating performance and results, including estimates for growth, the expected management and governance of the combined company, and the expected timing of the Business Combination. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on MCAC’s and PEI’s managements’ current beliefs, expectations and assumptions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of our control. Actual results and outcomes may differ materially from those indicated in the forward-looking statements. Therefore, you should not rely on any of these forward-looking statements. Important factors that could cause actual results and outcomes to differ materially from those indicated in the forward-looking statements include, among others, the following: (1) the occurrence of any event, change, or other circumstances that could give rise to the termination of the Merger Agreement; (2) the outcome of any legal proceedings that may be instituted against MCAC and PEI following the announcement of the Merger Agreement and the transactions contemplated therein; (3) the inability to complete the proposed Business Combination, including due to failure to obtain approval of the stockholders of MCAC and PEI, certain regulatory approvals, or satisfy other conditions to closing in the Merger Agreement; (4) the occurrence of any event, change, or other circumstance that could give rise to the termination of the Merger Agreement or could otherwise cause the transaction to fail to close; (5) the impact of COVID-19 pandemic on PEI’s business and/or the ability of the parties to complete the proposed Business Combination; (6) the inability to obtain or maintain the listing of MCAC’s shares of Common Stock on Nasdaq following the proposed Business Combination; (7) the risk that the proposed Business Combination disrupts current plans and operations as a result of the announcement and consummation of the proposed Business Combination; (8) the ability to recognize the anticipated benefits of the proposed Business Combination, which may be affected by, among other things, competition, the ability of PEI to grow and manage growth profitably, and retain its key employees; (9) costs related to the proposed Business Combination; (10) changes in applicable laws or regulations; (11) the possibility that MCAC or PEI may be adversely affected by other economic, business, and/or competitive factors; (12) risks relating to the uncertainty of the projected financial information with respect to PEI; (13) risks related to the organic and inorganic growth of PEI’s business and the timing of expected business milestones; (14) the amount of redemption requests made by MCAC’s stockholders; and (15) other risks and uncertainties indicated from time to time in the final prospectus of MCAC for its initial public offering dated June 4, 2020 filed with the SEC and the proxy statement relating to the proposed Business Combination, including those under “Risk Factors” therein, and in MCAC’s other filings with the SEC. MCAC cautions that the foregoing list of factors is not exclusive. MCAC and PEI caution readers not to place undue reliance upon any forward-looking statements, which speak only as of the date made. MCAC and PEI do not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in its their expectations or any change in events, conditions, or circumstances on which any such statement is based.

2

Mountain Crest Acquisition Corp Reminds Stockholders TO VOTE PRIOR TO The Special Meeting on February 9, 2021

LOS ANGELES & NEW YORK - Mountain Crest Acquisition Corp (Nasdaq: MCAC) ("Mountain Crest" or the "Company") today reminded stockholders that the virtual special meeting of the stockholders to consider and vote on the proposed transactions between Mountain Crest and Playboy Enterprises, Inc. ("Playboy"), and related matters, is scheduled for Tuesday, February 9, 2021 at 10:00 a.m., Eastern Time.

PLEASE VOTE. YOUR VOTE COUNTS TOWARDS THE QUORUM REQUIREMENT TO HOLD THE MEETING. THE COMPANY CANNOT HOLD THE MEETING IF THE QUORUM REQUIREMENT IS NOT MET.

YOUR VOTE DOES NOT REQUIRE YOU TO REDEEM YOUR SHARES. WHETHER OR NOT YOU CHOOSE TO REDEEM YOUR SHARES, THE COMPANY IS ASKING YOU TO PLEASE VOTE.

Stockholders holding their shares through a bank or brokerage firm have received two notifications. One notification allows you to instruct your broker as to how to vote your shares, and the other notification requires you to accept or decline your right to redeem your shares.

Proxy Vote Notification

Every stockholder's vote is important, regardless of the number of shares you hold. Accordingly, Mountain Crest requests that each stockholder either vote online, by telephone or complete, sign, date and return a proxy card if it has not already done so, to ensure that the stockholder's shares will be represented at the Meeting.

If you fail to return your proxy card or fail to instruct your bank, broker or other nominee how to vote, your shares will not be counted for purposes of determining whether a quorum is present at, and the number of votes voted at, the Meeting. Voting either “FOR” or “AGAINST” the proposals on the proxy card will not affect your right to redeem your shares.

Stockholders holding common stock at the close of business on January 13, 2021 are entitled to vote at the meeting. Meeting materials, including the definitive proxy statement filed with the Securities and Exchange Commission (the “SEC”) on January 21, 2021, along with a proxy card, were mailed on January 22, 2021, to stockholders of record as of January 13, 2021. A proxy supplement containing certain updated information was also filed with the SEC on February 2, 2021 and made available at www.sec.gov.

If you have not received a copy of the meeting materials, or need assistance with voting your shares, please contact Advantage Proxy, Inc. toll free at 1-877-870-8565, collect at 1-206-870-8565 or by email to ksmith@advantageproxy.com.

Redemption Election Notification

Any public stockholder who holds shares of MCAC on or before February 5, 2021 will have the right to demand that their shares be redeemed for a pro rata share of the aggregate amount then on deposit in the Trust Account, less any taxes then due but not yet paid, at the consummation of the Business Combination.

You have received notification from your broker asking you to either accept or decline the redemption offer. If you wish to continue to hold your shares after the closing of the business combination, and continue as a shareholder of PLBY Group, Inc., you should decline or disregard the redemption offer. If you do not wish to continue to hold your shares as a shareholder of PLBY Group, Inc. after the business combination, you should accept the redemption offer.

About Playboy

Playboy is one of the largest and most recognizable global lifestyle platforms in the world, with a strong consumer business focused on four categories comprising The Pleasure Lifestyle: Sexual Wellness, Style & Apparel, Gaming & Lifestyle and Beauty & Grooming. Under its mission of Pleasure for All, the 67-year-old Playboy brand drives more than $3 billion in global consumer spend and sells products across 180 countries. Playboy is one of the most iconic brands in history.

About Mountain Crest Acquisition Corp

Mountain Crest Acquisition Corp is a blank check company formed for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses. Visit https://www.mcacquisition.com/.

Important Information About the Proposed Business Combination and Where to Find It

In connection with the proposed business combination, Mountain Crest filed its definitive proxy statement on Schedule 14A on January 21, 2021, a proxy supplement on February 2, 2021 with the Securities and Exchange Commission (the “SEC”), and intends to file additional relevant materials when available. Mountain Crest’s stockholders and other interested persons are advised to read the definitive proxy statement filed in connection with the proposed business combination, as these materials contain important information about Playboy, Mountain Crest, and the proposed business combination. Mountain Crest has mailed the definitive proxy statement and a proxy card to each stockholder of record entitled to vote at the special meeting on the business combination and the other proposals. STOCKHOLDERS OF MOUNTAIN CREST ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE BUSINESS COMBINATION THAT MOUNTAIN CREST FILES WITH THE SEC BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT MOUNTAIN CREST, PLAYBOY, AND THE BUSINESS COMBINATION. Stockholders are also able to obtain copies of the definitive proxy statement and other relevant materials filed with the SEC, without charge, at the SEC’s website at www.sec.gov, or by visiting the investor relations section of https://www.mcacquisition.com/.

Participants in the Solicitation

Mountain Crest and its directors and executive officers may be deemed participants in the solicitation of proxies from Mountain Crest’s stockholders with respect to the business combination. A list of the names of those directors and executive officers and a description of their interests in Mountain Crest are included in the definitive proxy statement for the proposed business combination and are available at www.sec.gov. Information about Mountain Crest’s directors and executive officers and their ownership of Mountain Crest common stock is set forth in Mountain Crest’s prospectus, dated June 4, 2020 and in the definitive proxy statement, as modified or supplemented by any Form 3 or Form 4 filed with the SEC since the date of such filings. Other information regarding the interests of the participants in the proxy solicitation is included in the definitive proxy statement pertaining to the proposed business combination. These documents can be obtained free of charge from the sources indicated above.

Playboy and its directors and executive officers may also be deemed to be participants in the solicitation of proxies from the stockholders of Mountain Crest in connection with the proposed business combination. A list of the names of such directors and executive officers and information regarding their interests in the proposed business combination is included in the definitive proxy statement for the proposed business combination.

Forward-Looking Statements

This press release includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Mountain Crest’s and Playboy’s actual results may differ from their expectations, estimates, and projections and, consequently, you should not rely on these forward-looking statements as predictions of future events. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “continue,” and similar expressions (or the negative versions of such words or expressions) are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, Mountain Crest’s and Playboy’s expectations with respect to future performance and anticipated financial impacts of the proposed business combination, the satisfaction of the closing conditions to the proposed business combination, and the timing of the completion of the proposed business combination.

These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from those discussed in the forward-looking statements. Factors that may cause such differences include, but are not limited to: (1) the occurrence of any event, change, or other circumstances that could give rise to the termination of the definitive merger agreement (the “Agreement”) or could otherwise cause the transaction to fail to close; (2) the outcome of any legal proceedings that may be instituted against Mountain Crest and Playboy following the announcement of the Agreement and the transactions contemplated therein; (3) the inability to complete the proposed business combination, including due to failure to obtain approval of the stockholders of Mountain Crest and certain regulatory approvals, or to satisfy other conditions to closing in the Agreement; (4) the impact of COVID-19 pandemic on Playboy’s business and/or the ability of the parties to complete the proposed business combination; (5) the inability to obtain or maintain the listing of Mountain Crest’s shares of common stock on Nasdaq following the proposed business combination; (6) the risk that the proposed business combination disrupts current plans and operations as a result of the announcement and consummation of the proposed business combination; (7) the ability to recognize the anticipated benefits of the proposed business combination, which may be affected by, among other things, competition, the ability of Playboy to grow and manage growth profitably, and retain its key employees; (8) costs related to the proposed business combination; (9) changes in applicable laws or regulations; (10) the possibility that Mountain Crest or Playboy may be adversely affected by other economic, business, and/or competitive factors; (11) risks relating to the uncertainty of the projected financial information with respect to Playboy; (12) risks related to the organic and inorganic growth of Playboy’s business and the timing of expected business milestones; (13) the amount of redemption requests made by Mountain Crest’s stockholders; and (14) other risks and uncertainties indicated from time to time in the final prospectus of Mountain Crest for its initial public offering and the definitive proxy statement relating to the proposed business combination, including those under “Risk Factors” therein, and in Mountain Crest’s other filings with the SEC. Mountain Crest cautions that the foregoing list of factors is not exclusive. Mountain Crest and Playboy caution readers not to place undue reliance upon any forward-looking statements, which speak only as of the date made. Mountain Crest and Playboy do not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in their expectations or any change in events, conditions, or circumstances on which any such statement is based.

No Offer or Solicitation

This press release shall not constitute a solicitation of a proxy, consent, or authorization with respect to any securities or in respect of the proposed business combination. This press release shall also not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or an exemption therefrom.

Contacts:

Investors

PlayboyIR@icrinc.com

Media

PlayboyPR@icrinc.com